As filed with the Securities and Exchange Commission on May 7, 2002


                                                Registration No. 333-__________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                    Exact name of issuer as specified in its
                                    charter:


                             HEWLETT-PACKARD COMPANY

     State or other jurisdiction of                      I.R.S. Employer
     incorporation or organization:                    Identification No.:
               Delaware                                    94-1081436

                     Address of principal executive offices:
                3000 Hanover Street, Palo Alto, California 94304

                            Full title of the plans:

         Compaq Computer Corporation 1985 Nonqualified Stock Option Plan Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan
               Compaq Computer Corporation 1985 Stock Option Plan
             Compaq Computer Corporation 1989 Equity Incentive Plan
             Compaq Computer Corporation 1995 Equity Incentive Plan
           Compaq Computer Corporation Nonqualified Stock Option Plan
                           for Non-Employee Directors
               Compaq Computer Corporation 1998 Stock Option Plan
               Compaq Computer Corporation 2001 Stock Option Plan


                     Name and address of agent for service:

                                 ANN O. BASKINS
              Senior Vice President, General Counsel and Secretary
                3000 Hanover Street, Palo Alto, California 94304

   Telephone Number, including area code, of agent for service: (650) 857-1501

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                    Proposed Maximum     Proposed Maximum
Title of Securities to be        Amount to be        Offering Price     Aggregate Offering         Amount of
        Registered               Registered(1)          Per Share             Price            Registration Fee
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par           319,332 shares(3)      $12.40(4)           $3,959,716.80(4)         $364.29(4)
value, (2) to be issued
under the Compaq Computer
Corporation 1985
Nonqualified Stock Option
Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par           332,576 shares(3)      $12.34(4)           $4,103,987.84(4)         $377.57(4)
value, (2) to be issued
under the Compaq Computer
Corporation 1985 Executive
and Key Employee Stock
Option Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par         1,244,902 shares(3)      $12.05(4)          $15,001,069.10(4)       $1,380.10(4)
value, (2) to be issued
under the Compaq Computer
Corporation 1985 Stock
Option Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par        35,030,133 shares(3)      $29.25(4)       $1,024,631,390.25(4)      $94,266.09(4)
value, (2) to be issued
under the Compaq Computer     16,654,645 shares(5)      $16.66(6)         $277,466,385.70(6)      $25,526.91(6)
Corporation 1989 Equity
Incentive Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par        26,528,007 shares(3)      $29.21(4)         $774,883,084.47(4)      $71,289.24(4)
value, (2) to be issued
under the Compaq Computer      4,438,373 shares(5)      $16.66(6)          $73,943,294.18(6)       $6,802.78(6)
Corporation 1995 Equity
Incentive Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par           279,355 shares(3)      $17.60(4)           $4,916,648.00(4)         $452.33(4)
value, (2) to be issued
under the Compaq Computer
Corporation Nonqualified
Stock Option Plan for
Non-Employee Directors
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par        79,032,879 shares(3)      $45.69(4)       $3,611,012,241.51(4)     $332,213.13(4)
value, (2) to be issued
under the Compaq Computer     15,308,257 shares(5)      $16.66(6)         $255,035,561.62(6)      $23,463.27(6)
Corporation 1998 Stock
Option Plan
---------------------------- --------------------- ------------------- ---------------------- -------------------
Common Stock, $.01 par        36,800,544 shares(3)      $15.49(4)         $570,040,426.56(4)      $52,443.72(4)
value, (2) to be issued
under the Compaq Computer     13,770,519 shares(5)      $16.66(6)         $229,416,846.54(6)      $21,106.35(6)
Corporation 2001 Stock
Option Plan
=================================================================================================================
                             229,739,522 shares                         $6,844,410,652.57
Total                                                                                                  $0.00(7)



----------

(1) Plus such indeterminable number of additional shares as may be issued as a result of an adjustment in the shares in the event of a stock split, stock dividend or similar capital adjustment, as required by the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, the Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, the Compaq Computer Corporation 1985 Stock Option Plan, the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, the Compaq Computer Corporation 1998 Stock Option Plan and the Compaq Computer Corporation 2001 Stock Option Plan (collectively, the "Plans").

(2) Each share of common stock includes a right to purchase one one-thousandth of a share of Series A Participating Preferred Stock.

(3) Pursuant to the Agreement and Plan of Reorganization entered into as of September 4, 2001, by and among Hewlett-Packard Company, Heloise Merger Corporation and Compaq Computer Corporation, the Registrant assumed all of the outstanding options to purchase Common Stock of Compaq Computer Corporation ("Compaq") under Plans and such options became exercisable to purchase shares of Registrant's Common Stock, subject to appropriate adjustments to the number of shares and the exercise price of each such option.

(4) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") on the basis of the weighted average exercise price of the outstanding options.

(5) Represents shares available for future issuance pursuant to the assumption of the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan and the Compaq Computer Corporation 2001 Stock Option Plan.

(6) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) and (c) under the Securities Act on the basis of $16.66 per share, the average of the high and low prices of the Registrant's Common Stock on May 1, 2002, as reported on the New York Stock Exchange.

(7) The total filing fee for all securities registered herein of $629,685.78 is offset pursuant to Rule 457(p) of the Securities Act by filing fees totaling $629,685.78 previously paid with respect to unsold securities registered pursuant to Registration Statements on Form S-8 filed by Compaq, Commission File No. 333-61176 on May 17, 2001 ($68,504.53) for the Compaq Computer Corporation 2001 Stock Option Plan, Commission File No. 333-36218 on May 3, 2000 ($13,729.00) for the Compaq Computer Corporation Employee Stock Purchase Plan, Commission File No. 333-74601 on March 17, 1999 ($5,831.00) for the Compaq Computer Corporation 1998 Stock Option Plan, Commission File No. 333-56677 on June 12, 1998 ($190,890.00) for the Compaq Computer Corporation 1998 Stock Option Plan, Commission File No. 333-34699 on August 29, 1997 ($88,366.00) for the Compaq Computer Corporation 1989 Equity Incentive Plan and the Compaq Computer Corporation 1995 Equity Incentive Plan, Commission File No. 333-31265 on July 14, 1997 ($20,493.00) for the Compaq Computer Corporation 1989 Equity Incentive Plan and Commission File No. 333-31265 on May 11, 2000 ($297,000.00) relating to the registration of Compaq Computer Corporation's debt securities.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents, which were filed by Hewlett-Packard Company ("HP") with the Securities and Exchange Commission (the "Commission"), and any future filings made by HP with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the filing of post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof form the date of filing of such documents:

     * Annual report on Form 10-K for the fiscal year ended October 31, 2001, filed with the Commission on January 29, 2002 as amended on Form 10-K/A filed with the Commission on January 30, 2002;

     * Quarterly report on Form 10-Q for the quarter ended January 31, 2002, filed with the Commission on March 12, 2002;

     * Current report on Form 8-K, dated November 5, 2001, filed with the Commission on November 6, 2001;

     * Current report on Form 8-K, dated November 14, 2001, filed with the Commission on November 14, 2001;

     * Current report on Form 8-K, dated November 15, 2001, filed with the Commission on November 16, 2001;

     * Current report on Form 8-K, dated November 29, 2001, filed with the Commission on November 30, 2001; (modified by Current report on Form 8-K, dated February 14, 2002, filed with the Commission on February 14,
        2002);

     * Current report on Form 8-K, dated December 7, 2001, filed with the Commission on December 7, 2001;

     * Current report on Form 8-K, dated February 13, 2002, filed with the Commission on February 14, 2002;

     * Current report on Form 8-K, dated February 14, 2002, filed with the Commission on February 14, 2002;

     * Current report on Form 8-K, dated February 27, 2002, filed with the Commission on February 27, 2002;

     * Current report on Form 8-K, dated March 14, 2002, filed with the Commission on March 15, 2002;

     * Current report on Form 8-K, dated March 28, 2002, filed with the Commission on March 29, 2002;

     * Current report on Form 8-K, dated April 1, 2002, filed with the Commission on April 3, 2002;

     * Current report on Form 8-K, dated April 12, 2002, filed with the Commission on April 15, 2002;

     * Current report on Form 8-K, dated April 17, 2002, filed with the Commission on April 18, 2002;

     * Current report on Form 8-K, dated May 1, 2002, filed with the Commission on May 2, 2002.

     * Current report on Form 8-K, dated May 3, 2002, filed with the Commission on May 7, 2002;

     * The description of HP's common stock contained in our registration statement on Form 8-A, filed with the Commission on or about November 6, 1957 and any amendment or report filed with the Commission for the purposes of updating such description; and

     * The description of HP's preferred share purchase rights contained in our registration statement on Form 8-A, filed with the Commission on September 4, 2001 and any amendment or report filed with the Commission for the purpose of updating such description.

Item 4. Description of Securities.

        Not applicable.

Item 5. Interests of Named Experts and Counsel.

        Not applicable.

Item 6. Indemnification of Directors and Officers.

        Section 145 of the General Corporation Law of the State of Delaware authorizes a court to award or a corporation's board of directors to grant indemnification to directors and officers in terms that are sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

        Our certificate of incorporation contains a provision eliminating the personal liability of our directors to HP or its shareowners for breach of fiduciary duty as a director to the fullest extent permitted by applicable law.

        Our bylaws provide for the mandatory indemnification of our directors and officers to the fullest extent permitted by Delaware law. Our bylaws also provide:

        (i) that we may expand the scope of the indemnification by individual contracts with our directors and officers, and

        (ii) that we shall not be required to indemnify any director or officer unless the indemnification is required by law, if the proceeding in which indemnification is sought was brought by a director or officer, it was authorized in advance by our board of directors, the indemnification is provided by us, in our sole discretion pursuant to powers vested in us under the Delaware law, or the indemnification is required by individual contract.

        In addition, our bylaws give us the power to indemnify our employees and agents to the fullest extent permitted by Delaware law.

Item 7. Exemption from Registration Claimed.

        Not applicable.

Item 8. Exhibits.

Exhibit No.

4.1 Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, which appears as Exhibit 10.8 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.2 Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, which appears as Exhibit 10.7 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.3     Compaq Computer Corporation 1985 Stock Option Plan, which appears as
        Exhibit 10.6 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.4     Compaq Computer Corporation 1989 Equity Incentive Plan, which appears as
        Exhibit 10.4 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.5     Compaq Computer Corporation 1995 Equity Incentive Plan, which appears as
        Exhibit 10.3 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.6     Compaq Computer Corporation 1998 Stock Option Plan, which appears as
        Exhibit 10.2 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.7 Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, which appears as Exhibit 10.5 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.8     Compaq Computer  Corporation  2001 Stock Option Plan,  which appears as
        Exhibit 10.1 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.9 Amendment of Compaq Computer Corporation 1985 Stock Option Plan, which appears as Exhibit 10.10 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.10 Amendment of Compaq Computer Corporation Non-Qualified Stock Option Plan for Non-Employee Directors, which appears as Exhibit 10.11 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.11 Amendment of Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, which appears as Exhibit 10.12 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.12 Amendment of Compaq Computer Corporation 1985 Non-Qualified Stock Option Plan, which appears as Exhibit 10.13 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.13 Certification of Amendment of Compaq Computer Corporation 2001 Stock Option Plan and 1998 Stock Option Plan, which appears as Exhibit 10.14 to Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-86378) filed on May 7, 2002, which exhibits is incorporated herein by reference.

5.1     Opinion re: legality.

23.1 Consent of Counsel. Contained with the opinion filed as Exhibit 5 hereto and incorporated herein by reference.

23.2    Consent of Ernst & Young LLP, Independent Auditors.

23.3    Consent of Ernst & Young LLP, Independent Auditors.

23.4    Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.5    Consent of PreicewaterhouseCoopers LLP,Independent Accountants.

24.1 Power of attorney. Contained in the signature pages (pages II-6 to II-7) of this Form S-8 Registration Statement and incorporated herein by reference.

Item 9. Undertakings.

        (a)     The undersigned registrant hereby undertakes:

                1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     i. To include any prospectus required by section 10(a)(3) of the Securities Act;

                    ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                   iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above shall not apply if the information required to be included in a post-effective amendment by these clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act, that are incorporated by reference in this registration statement.

                2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, state of California, on this 7th day of May, 2002.



                                       HEWLETT-PACKARD COMPANY

                                       /s/ Charles N. Charnas
                                       ----------------------
                                       Charles N. Charnas
                                         Assistant Secretary



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the persons whose signatures appear below constitute and appoint Ann O. Baskins and Charles N. Charnas, and each of them individually, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Form S-8 Registration Statement or Form S-8 Registration Statements, or other appropriate form, relating to a sufficient number of shares of common stock of Hewlett-Packard Company to satisfy current and future obligations under the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, the Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, the Compaq Computer Corporation 1985 Stock Option Plan, the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, the Compaq Computer Corporation 1998 Stock Option Plan, and the Compaq Computer Corporation 2001 Stock Option Plan, and any or all amendments (including post-effective amendments) to said Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, on May 7, 2002 this Registration Statement have been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title
---------                            -----

/s/ Carleton S. Fiorina             Chairman and Chief
----------------------------         Executive Officer
Carleton S. Fiorina            (Principal Executive Officer)


/s/ Robert P. Wayman              Executive Vice President,
----------------------------   Finance and Administration and
Robert P. Wayman                  Chief Financial Officer
                               (Principal Financial Officer)


/s/ Jon E. Flaxman
---------------------------     Vice President and Controller
Jon E. Flaxman                  (Principal Accounting Officer)


/s/ Lawrence T. Babbio, Jr.
---------------------------                Director
Lawrence T. Babbio, Jr.


/s/ Michael D. Capellas
---------------------------                Director
Michael D. Capellas

                                      II-6



/s/ Philip M. Condit
---------------------------                Director
Philip M. Condit


/s/ Patricia C. Dunn
---------------------------                Director
Patricia C. Dunn


/s/ Sam Ginn
---------------------------                Director
Sam Ginn


/s/ Richard A. Hackborn
---------------------------                Director
Richard A. Hackborn


/s/ Dr. George A. Keyworth, II
------------------------------             Director
Dr. George A. Keyworth, II


---------------------------                Director
Robert E. Knowling Jr.


/s/ Sanford M. Litvack
---------------------------                Director
Sanford M. Litvack


/s/ Thomas J. Perkins
---------------------------                Director
Thomas J. Perkins


/s/ Lucille S. Salhany
---------------------------                Director
Lucille S. Salhany

                                 EXHIBIT INDEX


Exhibit No.

4.1 Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, which appears as Exhibit 10.8 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.2 Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, which appears as Exhibit 10.7 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.3 Compaq Computer Corporation 1985 Stock Option Plan, which appears as Exhibit 10.6 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.4 Compaq Computer Corporation 1989 Equity Incentive Plan, which appears as Exhibit 10.4 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.5 Compaq Computer Corporation 1995 Equity Incentive Plan, which appears as Exhibit 10.3 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.6 Compaq Computer Corporation 1998 Stock Option Plan, which appears as Exhibit 10.2 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.7 Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, which appears as Exhibit 10.5 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.8 Compaq Computer Corporation 2001 Stock Option Plan, which appears as Exhibit 10.1 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.9 Amendment of Compaq Computer Corporation 1985 Stock Option Plan, which appears as Exhibit 10.10 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.10 Amendment of Compaq Computer Corporation Non-Qualified Stock Option Plan for Non-Employee Directors, which appears as Exhibit 10.11 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.11 Amendment of Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, which appears as Exhibit 10.12 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.12 Amendment of Compaq Computer Corporation 1985 Non-Qualified Stock Option Plan, which appears as Exhibit 10.13 to Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-86378) filed on April 18, 2002, which exhibit is incorporated herein by reference.

4.13 Certification of Amendment of Compaq Computer Corporation 2001 Stock Option Plan and 1998 Stock Option Plan, which appears as Exhibit 10.14 to Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-86378) filed on May 7, 2002, which exhibits is incorporated herein by reference.

5               Opinion re: legality.

23.1 Consent of Counsel. Contained with the opinion filed as Exhibit 5 hereto and incorporated herein by reference.

23.2            Consent of Ernst & Young LLP, Independent Auditors.

23.3            Consent of Ernst & Young LLP, Independent Auditors.

23.4            Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.5            Consent of PricewaterhouseCoopers LLP,Independent Accountants.

24              Power of attorney. Contained in the signature pages (pages II-6 to II-7) of this Form S-8 Registration Statement and incorporated herein by reference.

                                                                    EXHIBIT 5.1



May 7, 2002


Hewlett-Packard Company
3000 Hanover Street
Palo Alto, California 94304

Re: An aggregate of 229,739,522 Shares of Common Stock of Hewlett-Packard Company offered pursuant to the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan, the Compaq Computer Corporation 2001 Stock Option Plan, the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, the Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, the Compaq Computer Corporation 1985 Stock Option Plan, and the Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors assumed by the Company.


Dear Sir or Madam:

        I have examined the proceedings taken and the instruments executed in connection with the organization and present capitalization of Hewlett-Packard Company (the "Company") and the reservation for issuance and authorization of the sale and issuance from time to time of not in excess of an aggregate of 50,171,794 shares of the Company's Common Stock (the "Plan Shares") pursuant to the terms of the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan, and the Compaq Computer Corporation 2001 Stock Option Plan (collectively, the "Assumed Plans") and not in excess of an aggregate of 179,567,728 shares of the Company's Common Stock (the "Option Shares" and, together with the Plan Shares, are referred to herein as the "Shares")) to be issued upon exercise of options granted pursuant to the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan, the Compaq Computer Corporation 2001 Stock Option Plan, the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, the Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, the Compaq Computer Corporation 1985 Stock Option Plan, and the Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors assumed by the Company (the "Assumed Options"). The Shares are the subject of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, which is being filed with the Securities and Exchange Commission and to which this opinion is to be attached as an exhibit.

        Upon the basis of such examination, I am of the following opinion:

1. When issued and sold in the manner referred to in the assumed Plans and full consideration is received therefor, the Plan Shares issued and sold thereby will be legally and validly issued, fully paid and non-assessable.

2. When issued and sold in the manner referred to in the agreements evidencing the Assumed Options and full consideration is received therefor, the Option Shares issued and sold thereby will be legally and validly issued, fully paid and non-assessable.

         You are further advised that I consent to the use of this opinion as an exhibit to the above-mentioned Registration Statement.

                                       Very truly yours,


                                       /s/ Charles N. Charnas
                                       -------------------------
                                       Charles N. Charnas
                                         Assistant Secretary

                                                                   EXHIBIT 23.2



               CONSENT OF INDEPENDENT AUDITORS, ERNST & Young LLP


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Hewlett-Packard Company pertaining to the following:

        *     Compaq Computer Corporation 1985 Nonqualified Stock Option Plan
        * Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan
        *     Compaq Computer Corporation 1989 Equity Incentive Plan
        *     Compaq Computer Corporation 1985 Stock Option Plan
        *     Compaq Computer Corporation 1995 Equity Incentive Plan
        * Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors
        *     Compaq Computer Corporation 1998 Stock Option Plan
        *     Compaq Computer Corporation 2001 Stock Option Plan

 of our report dated November 13, 2001, except for Note 19, as to which the date is December 6, 2001, with respect to the consolidated financial statements and schedule of Hewlett-Packard Company in its Annual Report on Form 10-K/A for the year ended October 31, 2001, filed with the Securities and Exchange Commission.




San Jose, California
May 6, 2002

                                                                   EXHIBIT 23.3



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) of Hewlett-Packard Company pertaining to the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, Compaq Computer Corporation 1985 Stock Option Plan, Compaq Computer Corporation 1989 Equity Incentive Plan, Compaq Computer Corporation 1995 Equity Incentive Plan, Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, Compaq Computer Corporation 1998 Stock Option Plan and Compaq Computer Corporation 2001 Stock Option Plan of our reports dated January 16, 2002, with respect to the consolidated financial statements and schedule of Compaq Computer Corporation included in Hewlett-Packard Company's Current Report on Form 8-K dated February 14, 2002, filed with the Securities and Exchange Commission.



                                       Ernst & Young LLP

Houston, Texas
May 6, 2002

                                                                   EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hewlett-Packard Company of our report dated November 23, 1999 relating to the financial statements and financial statement schedule, which appears in the Hewlett-Packard Company's Annual Report on Form 10-K/A for the year ended October 31, 2001.





PricewaterhouseCoopers LLP

San Jose, California
May 6, 2002

                                                                   EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hewlett-Packard Company of our report dated January 25, 2000 relating to the consolidated financial statements of Compaq Computer Corporation for the year ended December 31, 1999, which appears in the Current Report on Form 8-K of Hewlett-Packard Company dated February 14, 2002. We also consent to the incorporation by reference of our report dated January 25, 2000 relating to the financial statement schedule of Compaq Computer Corporation for the year ended December 31, 1999, which appears in the Current Report on Form 8-K of Hewlett-Packard Company dated February 14, 2002.





PricewaterhouseCoopers LLP
Houston, Texas
May 6, 2002